UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 24, 2025

THUMZUP MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-42388	85-3651036
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10557 Jefferson Blvd., Los Angeles, CA 90232

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 403-6150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	TZUP	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

On September 24, 2025, Thumzup Media Corporation (the “Company”) loaned to Dogehash Technologies, Inc. (“Dogehash”) $2.5 million (the “Loan”) which was evidenced by a secured promissory note (the “Note”) issued by Dogehash and USDE Acquisition, Inc., a wholly-owned subsidiary of Dogehash (“USDE” and together with Dogehash, the “Maker”) in favor of the Company. The Loan accrues interest at a rate of 8% per annum and matures upon the earliest of: (i) September 22, 2026, (ii) the date the Maker (or any successor in interest of the Maker) consummates the Subsequent Transaction (as defined herein), or (iii) the Agreement and Plan of Merger dated as of August 18, 2025 by and among the Company, TZUP Merger Sub., Inc., a direct, wholly-owned subsidiary of the Company, and Dogehash (the “Purchase Agreement”) is terminated pursuant to its terms. “Subsequent Transaction” means the closing of the acquisition of Maker by the Company pursuant to the Purchase Agreement. The obligations of the Maker under the Note are secured by Collateral (as defined in the Security Agreement (as defined herein)).

In connection with the Loan, on September 24, 2025, the Company entered into a security agreement (the “Security Agreement”) with the Maker pursuant to which, among other things, the Maker granted the Company a first priority lien and security interest in the Collateral including profits interest. In addition, on September 24, 2025, the Company entered into a subordination agreement (the “Subordination Agreement”) with a secured lender (together with its representatives, successors, and assigns, “Secured Lender”) and Dogehash pursuant to which each of the Secured Lender and Dogehash (together with all of its current and future, direct and/or indirect, wholly-owned and/or partially-owned subsidiaries and their respective successors and assigns, the “Debtor”) agreed that any security interest of the Secured Lender (and any other lender that may have a security interest in the assets of the Debtor, if any) in the assets of the Debtor will be subordinated to the senior security interest granted to Company with respect to the Collateral.

The foregoing descriptions of the Note, Security Agreement and Subordination Agreement are not complete and are qualified in their entirety by reference to the full text of the Note, Security Agreement and Subordination Agreement, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01 Other Events

On September 30, 2025, the Company issued a press release with respect to the Loan. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibits

10.1+	Note issued on September 24, 2025 by Dogehash Technologies, Inc. and USDE Acquisition, Inc. in favor of the Company
10.2	Security Agreement dated September 24, 2025 by and among the Company, Dogehash Technologies, Inc. and USDE Acquisition, Inc.
10.3	Subordination Agreement dated September 24, 2025 by and among the Company, the Secured Lender and Dogehash Technologies, Inc. and USDE Acquisition, Inc.
99.1	Press release dated September 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+ Certain of the schedules to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a copy of all omitted schedules to the Securities and Exchange Commission upon its request.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These include, without limitation, our expectation that we will successfully consummate the acquisition with Dogehash, adverse changes in the crypto market including federal legislation and adverse regulations, our strategic direction and growth prospects, and our business, financial position and our potential growth and planned expansion. These statements are identified by the use of the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. You should not place undue reliance on these forward-looking statements. Although the Company believes that its plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, it can give no assurances that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond the Company’s control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results may differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report on Form 10-K and other filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC’s website at: http://www.sec.gov. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Additional Information About the Acquisition and Where To Find It

The Company intends to file with the SEC a proxy statement in connection with the proposed acquisition of Dogehash and will mail a definitive proxy statement and other relevant documents to the Company’s stockholders. The closing of the acquisition is conditioned upon the Company obtaining the required stockholder approvals, Nasdaq approval, receipt of a fairness opinion by the Company and customary closing conditions.

The Company’s stockholders and other interested persons are advised to read, when available, the proxy statement, and amendments thereto, and the other relevant documents filed with the SEC in connection with the Company’s solicitation of proxies for its stockholders’ special meeting to be held to approve the transactions because the proxy statement will contain important information about the Company, Dogehash and the transactions contemplated thereby. The definitive proxy statement will be mailed to stockholders of the Company as of a record date to be established for voting on the transactions. Investors may obtain a free copy of the proxy statement (if and when it becomes available) and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. Stockholders of the Company will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Thumzup Media Corporation, 10557-B Jefferson Blvd., Culver City, CA, Attention: Investor Relations.

Participants in the Solicitation Legend

The Company, Dogehash, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company and Dogehash in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its Amendment No. 1 to its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on April 30, 2025. Additional information regarding the participants in the proxy solicitation, including the Company and Dogehash directors and officers, and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant materials filed with the SEC regarding the acquisition when available. Each of these documents is, or will be, available at the SEC’s website or by directing a request to Thumzup as described above under “Additional Information About the Acquisition and Where to Find It.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 30, 2025	THUMZUP MEDIA CORPORATION

	By:	/s/ Robert Steele
	Name:	Robert Steele
	Title:	Chief Executive Officer

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